UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Section 240.14a-12

Corner Growth Acquisition Corp. 2
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Corner Growth Acquisition Corp. 2

A Cayman Islands Exempted Company

418 Broadway, #6592

Albany, NY 12207

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 2:00 p.m. Eastern Time on September 1, 2025

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. 2 (“Corner Growth 2,” “CGAC2,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 2:00 p.m. Eastern Time, on September 1, 2025, virtually, at www.cleartrustonline.com/cgac2, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated August 18, 2025 and is first being mailed to shareholders of the Company on or about that date.

The purposes of the Extraordinary General Meeting are to:

•

consider and vote on a proposal (the “Authorized Capital Increase Proposal”) to approve, by special resolution and pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy Statement to increase the Company’s authorized share capital from (a) US $33,100 divided into 300,000,000 Class A ordinary shares of par value US $0.0001 each (“Class A Shares”), 30,000,000 Class B ordinary shares of par value US $0.0001 each (“Class B Shares”) (the Class A Shares and Class B Shares referred to together as the “Ordinary Shares”) and 1,000,000 preference shares of par value US $0.0001 each (“Preference Shares”) to (b) US $85,000 divided into 600,000,000 Class A Shares of par value US $0.0001 each, 30,000,000 Class B Shares of par value US $0.0001 each, and 220,000,000 Preference Shares of par value US $0.0001 each (the “Share Capital Increase”);

•

consider and vote on a proposal (the “Bonus Shares Issuance Proposal”) to approve, by ordinary resolution and pursuant to the terms of the Articles, the use of a portion of the Share Capital Increase to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”);

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consider and vote on a proposal (the “Article 49.10 Amendment Proposal” and, collectively with the Authorized Capital Increase Proposal and the Bonus Shares Issuance Proposal, the “Fundamental Proposals”) to approve, by special resolution and pursuant to the terms of the Articles, an amendment to the Articles in the form set forth in Annex B to the accompanying Proxy Statement to delete in its entirety current Article 49.10 thereof and replace it as follows: “49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10”; and

•

if necessary, to consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve each of the Fundamental Proposals.

The Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, the Article 49.10 Amendment Proposal, and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Each of the Fundamental Proposals is cross-conditioned upon the approval of the others. Accordingly, if any of these proposals are not approved, then none of the Fundamental Proposals shall be deemed approved, regardless of the vote outcome for the other proposals. The Board of Directors believes that each such proposal is a necessary component of the Company’s overall strategy to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

The combined purpose of the Authorized Capital Increase Proposal and Bonus Share Issuance Proposal is to first provide the Company with increased authorized capital and then using such increase to effectuate the Bonus Shares Issuance, which is intended to increase the number of public shareholders holding more than 100 shares each.

The purpose of the Article 49.10 Amendment Proposal is to provide the Company with the ability to issue the shares referred to above, as well as to issue certain non-voting preference shares in exchange for certain outstanding Class A ordinary shares held by the Company’s Sponsors (defined below), which would technically not be permitted under the existing Articles. The three Fundamental Proposals are being undertaken to increase the percentage of outstanding Ordinary Shares held by public shareholders to approximately 10% in an effort to obtain listing of the Company’s securities on the OTCQB, as it is a requirement to list on the OTCQB that at least 10% of the outstanding Ordinary Shares are held by public shareholders. Accordingly, our Board believes it advisable to effect each of the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, and the Article 49.10 Amendment Proposal.

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WE ARE NOT ASKING YOU TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME.

In connection with the Fundamental Proposals, holders of Class A Shares (the “Public Shares” and the holders thereof referred to herein as the “public shareholders”) sold in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Class A Shares initially issued in the IPO, and which election we refer to as an “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” any of the Fundamental Proposals or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by December 31, 2025 (“Business Combination Outside Date”).

If the Fundamental Proposals are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when and if it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Business Combination Outside Date.

Based upon the amount in the Trust Account as of August 7, 2025, which was approximately $186,000, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.36 at the time of the Extraordinary General Meeting.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If all of the Fundamental Proposals are not approved, we may not be able to secure and maintain a listing of our Ordinary Shares on the OTCQB or consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Fundamental Proposals.

If we do not consummate a business combination by December 31, 2025 and do not otherwise amend the Articles to extend such date, in accordance with our Articles, as previously amended, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the public shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B Shares or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted, including Connor Square, LLC (the “Current Sponsor”) and CGA Sponsor 2, LLC (the “Prior Sponsor” and together with the Current Sponsor, the “Sponsors”), and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

 TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 28, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

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The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to obtain shareholder approval of the Fundamental Proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fundamental Proposals.  Notwithstanding the foregoing, our Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, it is not anticipated that the Adjournment Proposal will be necessary.

The approval of each of the Authorized Capital Increase Proposal and the Article 49.10 Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.  The approval of each of the Bonus Shares Issuance Proposal and Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.  As indicated above, the Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, we expect all of the proposals to be approved.

Our Board has fixed the close of business on August 7, 2025, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Authorized Capital Increase Proposal, Bonus Shares Issuance Proposal, Article 49.10 Amendment Proposal, and Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, Article 49.10 Amendment Proposal, and Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your Ordinary Shares.

By Order of the Board of Directors of Corner Growth Acquisition Corp. 2

/s/ Hao Tian
Hao Tian
Chairman
AUGUST 18, 2025

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. To be counted, all proxy cards must be returned to the Company’s proxy solicitor at Clear Trust, LLC, 16540 Pointe Village Dr, Suite 210, Lutz, Florida 33558 so as to be received before the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 2:00 p.m. Eastern Time on September 1, 2025. This notice of extraordinary general meeting and the accompanying Proxy Statement are available at www.cleartrustonline.com/cgac2.

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CORNER GROWTH ACQUISITION CORP. 2

A Cayman Islands Exempted Company

418 Broadway, #6592

Albany, NY 12207

EXTRAORDINARY GENERAL MEETING

To Be Held at 2:00 p.m. Eastern Time, on September 1, 2025

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Corner Growth Acquisition Corp. 2 (“Corner Growth 2,” the “Company,” “we,” “CGAC2,” “us” or “our”), a Cayman Islands exempted company, will be held at 2:00 p.m. Eastern Time, on September 1, 2025, virtually, at www.cleartrustonline.com/cgac2 or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

The sole purposes of the Extraordinary General Meeting are to:

•

consider and vote on a proposal (the “Authorized Capital Increase Proposal”) to approve, by special resolution Statement and pursuant to the terms of the Company’s amended and restated memorandum and articles of association, as amended (the “Articles”), an amendment to the Articles in the form set forth in Annex A to the accompanying Proxy to increase the Company’s authorized share capital from (a) US $33,100 divided into 300,000,000 Class A ordinary shares of par value US $0.0001 each (“Class A Shares”), 30,000,000 Class B ordinary shares of par value US $0.0001 each (“Class B Shares”) (the Class A Shares and Class B Shares referred to together as the “Ordinary Shares”) and 1,000,000 preference shares of par value US $0.0001 each (“Preference Shares”) to (b) US $85,000 divided into 600,000,000 Class A Shares of par value US $0.0001 each, 30,000,000 Class B Shares of par value US $0.0001 each, and 220,000,000 Preference Shares of par value US $0.0001 each (the “Share Capital Increase”);

•

consider and vote on a proposal (the “Bonus Shares Issuance Proposal”) to approve, by ordinary resolution and pursuant to the terms of the Articles, the use of a portion of the Share Capital Increase to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”);

•

consider and vote on a proposal (the “Article 49.10 Amendment Proposal” and, collectively with the Authorized Capital Increase Proposal and the Bonus Shares Issuance Proposal, the “Fundamental Proposals”) to approve, by special resolution and pursuant to the terms of the Articles, an amendment to the Articles resolution in the form set forth in Annex B to the accompanying Proxy Statement to delete in its entirety current Article 49.10 thereof and replace it as follows: “49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10”; and

•

if necessary, to consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the Extraordinary General Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Extraordinary General Meeting to approve each of the Fundamental Proposals.

Each of the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, Article 49.10 Amendment Proposal, and Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

Each of the Fundamental Proposals is cross-conditioned upon the approval of the others. Accordingly, if any of these proposals are not approved, then none of the Fundamental Proposals shall be deemed approved, regardless of the vote outcome for the other proposals. The Board of Directors believes that each such proposal is a necessary component of the Company’s overall strategy to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

The combined purpose of the Authorized Capital Increase Proposal and Bonus Share Issuance Proposal is to first provide the Company with increased authorized capital and then using such increase effectuate the Bonus Shares Issuance, which is intended to increase the number of public shareholders holding more than 100 shares each.

The purpose of the Article 49.10 Amendment Proposal is to provide the Company with the ability to issue the shares referred to above, as well as to issue certain non-voting preference shares in exchange for certain outstanding Class A ordinary shares held by the Company’s Sponsors (defined below), which would technically be not permitted under the existing Articles. The three Fundamental Proposals are being undertaken to increase the percentage of outstanding Ordinary Shares held by public shareholders to approximately 10% in an effort to obtain listing of the Company’s securities on the OTCQB, as it is a requirement to list on the OTCQB that at least 10% of the outstanding Ordinary Shares are held by public shareholders. Accordingly, our Board believes it advisable to effect each of the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, and the Article 49.10 Amendment Proposal.

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WE ARE NOT ASKING YOU TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME.

In connection with the Fundamental Proposals, holders of Class A Shares (the “Public Shares” and the holders thereof referred to herein as the “public shareholders”) sold in our initial public offering (“IPO”) may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account (as defined below), including interest earned (net of taxes paid or payable), divided by the number of the then outstanding Class A Shares initially issued in the IPO, and which election we refer to as an “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” any of the Fundamental Proposals or do not vote at all, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date for the Extraordinary General Meeting. Public shareholders who do not make the Election would be entitled to have their shares automatically redeemed for cash if we do not complete our initial business combination by December 31, 2025 (“Business Combination Outside Date”) and such date is not otherwise extended by our shareholders.

If the Fundamental Proposals are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination if and when it is submitted to shareholders, and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Business Combination Outside Date.

Based upon the amount in the Trust Account as of August 7, 2025, which was approximately $186,000, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.36 at the time of the Extraordinary General Meeting.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If any of the Fundamental Proposals are not approved, we may not be able to secure and maintain a listing of our Ordinary Shares on the OTCQB or consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Fundamental Proposals.

If we do not consummate a business combination by December 31, 2025 or otherwise amend the Articles to extend this date, in accordance with our Articles, as previously amended, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish the rights of the public shareholders as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our Class B Shares (the “founder shares”) and any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted, including Connor Square, LLC (the “Current Sponsor”) and CGA Sponsor 2, LLC (the “Prior Sponsor” and together with the Current Sponsor, the “Sponsors”), and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

 TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 28, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

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The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if we determine such additional time is necessary to obtain shareholder approval of the Fundamental Proposals. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Fundamental  Proposals.  Notwithstanding the foregoing, our Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, it is not anticipated that the Adjournment Proposal will be necessary.

The approval of each of the Authorized Capital Increase Proposal  and the Article 49.10 Amendment Proposal requires a special resolution under the Articles, being a resolution passed by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy, and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.  The approval of each of the Bonus Shares Issuance Proposal and Adjournment Proposal requires an ordinary resolution under the Articles, being a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.  The Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, we expect all of the proposals to be approved.

Our Board has fixed the close of business on August 7, 2025, as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the Ordinary Shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that each of the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, Article 49.10 Amendment Proposal, and Adjournment Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Authorized Capital Increase Proposal, the Bonus Shares Issuance Proposal, Article 49.10 Amendment Proposal, and Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your Ordinary Shares.

We will pay for the entire cost of soliciting proxies. We have engaged Clear Trust, LLC (“Clear Trust”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Clear Trust a fee of $[30,000]. We will also reimburse Clear Trust for reasonable out-of-pocket expenses and will indemnify Clear Trust and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated August, 2025 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q.	A.
Why am I receiving this Proxy Statement?

We are a blank check company incorporated on February 10, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On June 21, 2021, we consummated our IPO from which we derived proceeds that were deposited into our Trust Account. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of Ordinary Shares sold in our IPO if there was no qualifying business combination(s) consummated on or before a certain date (which, in our case, after giving effect to the previously approved extensions of the date to consummate a business combination, is currently December 31, 2025).

Our Board has determined that it is in the best interests of the Company and its shareholders to amend the Articles, in the form set forth in Annex A, to approve the Share Capital Increase, to utilize a portion of such Share Capital Increase to implement the Bonus Shares Issuance, and amend the Articles, in the form set forth in Annex B, to amend and restate Article 49.10 of the Articles to provide the Company with the ability to issue securities and implement certain other measures ahead of a business combination, as further set forth in this Proxy Statement.

Q.	A.
What is being voted on?	You are being asked to vote on:
•

Proposal No. 1 - The Authorized Capital Increase Proposal - to approve, by special resolution and pursuant to the terms of the Articles, an amendment to the Articles to increase the Company’s authorized share capital (the “Share Capital Increase”) from (a) US $33,100 divided into 300,000,000 Class A Shares, 30,000,000 Class B Shares and 1,000,000 Preference Shares to (b) US $85,000 divided into 600,000,000 Class A Shares, 30,000,000 Class B Shares, and 220,000,000 Preference Shares;

•

Proposal No 2 – The Bonus Shares Issuance Proposal - to approve, by ordinary resolution and pursuant to the terms of the Articles, the use of a portion of the Share Capital Increase to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”);

•

Proposal No 3 – The Article 49.10 Amendment Proposal - to approve, by special resolution and pursuant to the terms of the Articles, an amendment to the Articles to delete in its entirety current Article 49.10 thereof and replace it as follows: “49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10”; and

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Proposal No. 4 - The Adjournment Proposal - to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to obtain approval by the shareholders of the Fundamental Proposals.

Each of the Fundamental Proposals is cross-conditioned upon the approval of the others. Accordingly, if one proposal is not approved, then none of the Fundamental Proposals will be deemed approved, regardless of the vote outcome for the others. The Board of Directors believes that each such proposal is a necessary component of the Company’s overall strategy to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating  a suitable business combination.

We are not asking you to vote on any proposed business combination at this time. If the Fundamental Proposals are approved and you do not elect to redeem your Public Shares now, you will retain the right to vote on a business combination if and when it is submitted to shareholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made in accordance with the Articles prior to the meeting at which the shareholders’ vote is sought) or the Company has not consummated a business combination by the Business Combination Outside Date.

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If the Fundamental Proposals are approved and implemented, the removal of the Withdrawal Amount with respect to any shareholders electing redemption will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if all of the Fundamental Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If we do not consummate a business combination by December 31, 2025 and we do not otherwise amend the Articles to extend such date, as contemplated by our IPO prospectus and in accordance with our Articles (and giving effect to the previously approved extensions of the date to consummate a business combination), we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of the then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

Q.	A.
Why is the Company proposing the Fundamental Proposals?

The Board of Directors believes that each of the Fundamental Proposals is a necessary component of the Company’s overall strategy to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

The combined purpose of the Authorized Capital Increase Proposal and Bonus Share Issuance Proposal is to first provide the Company with increased authorized capital and then using such increase effectuate the Bonus Shares Issuance, which is intended to increase the number of public shareholders holding more than 100 shares each.

The purpose of the Article 49.10 Amendment Proposal is to provide the Company with the ability to issue the shares referred to above, as well as to issue certain non-voting preference shares in exchange for outstanding Class A ordinary shares held by the Company’s sponsor, which would technically be not permitted under the existing Articles.  The three Fundamental Proposals are being undertaken to increase the percentage of outstanding Ordinary Shares held by public shareholders to approximately 10% in an effort to obtain listing of the Company’s securities on the OTCQB, as it is a requirement to list on the OTCQB that at least 10% of the outstanding Ordinary Shares are held by public shareholders.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE FUNDAMENTAL YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN, AND IF, IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES AT A PER-SHARE PRICE, PAYABLE IN CASH, EQUAL TO A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE BUSINESS COMBINATION OUTSIDE DATE AND SUCH DATE IS NOT OTHERWISE EXTENDED.

Q.	A.
What will be implemented if Fundamental Proposals are approved?

If all of the Fundamental Proposals are approved and implemented, it will constitute approval for the Company, without any further necessary action on the part of shareholders, to implement the following actions in order to seek to obtain listing on the OTCQB:

Bonus Shares Issuance. For each share of the Company outstanding Ordinary Shares (including Class A Shares underlying the Company’s units), the Company would issue, prior to the Preference Share Exchange described below, to the holder thereof forty-nine (49) fully-paid bonus shares of the same class and with the same rights and obligations (“Bonus Share Issuance”), to be funded out of the Company’s share premium account as follows:

Aggregate Ordinary Shares Outstanding	Aggregate Bonus Shares Issuable
Class A Shares - 4,488,412 shares	219,932,188 shares
Class A Shares (underlying units) - 1,636 shares	80,164 shares
Class B Shares - 150,000 shares	7,350,000 shares
Total Bonus Shares Issuable	227,362,352 shares

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In connection with the Bonus Shares Issuance, the number of shares purchasable under each outstanding warrant, including our Public Warrants, shall be increased by a factor of 50, with the additional shares to be funded out of the Company’s share premium account upon exercise of the warrants.  The exercise price of the warrants shall be correspondingly reduced by a factor of 50.  For example, a warrant to purchase 1,000 shares of Class A stock with an exercise price of US$11.50 per share (for aggregate exercise price proceeds of US$11,500) shall be come a warrant to purchase 50,000 shares with an exercise price of US$0.23 per share (for aggregate exercise price proceeds of US$11,500).

The increase in number of shares as a result of the above will also result in the future redemption price being reduced by a factor of 50.

New Preference Shares and Preference Share Exchange. The Company intends to create a new class of Preference Shares of par value US$0.0001 each (the “Non-Voting Preference Shares”), with the following terms:

•	the Non-Voting Preference Shares will not carry the right to receive notice of, attend or vote at meetings of the Company’s shareholders, other than a meeting of the holders of the Non-Voting Preference Shares to consider a variation of their rights in accordance with the Articles;

•	the Non-Voting Preference Shares will not have any right to exercise redemption rights or participate in any funds held in the Trust Account;

•	the Non-Voting Preference Shares will not carry the right to receive dividends or participate in the distribution of the Company’s assets in a winding up, save for the right to receive the paid-up par value of those shares;

•	the Non-Voting Preference Shares will convert automatically to Class A shares (i) at any time and from time to time at the option of the holders thereof; and (ii) automatically on the day of the closing of a Business Combination (as defined in the Articles); and

•	save for the foregoing, the Non-Voting Preference Shares shall have the rights and obligations of Preference Shares described in the Articles.

The Sponsors have agreed to exchange, following the Bonus Shares Issuance, certain of their Ordinary Shares for such Non-Voting Preference Shares on a 1-to-1 basis after giving effect to the Bonus Shares Issuance (the “Preference Share Exchange”) as follows:

•	CGA Sponsor 2, LLC – shall exchange 89,500,000 Class A Shares for 89,500,000 Non-Voting Preference Shares
•	Connor Square, LLC – shall exchange 115,150,000 Class A Shares for 115,150,000 Non-Voting Preference Shares

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Q. Do I have redemption rights in connection with the vote?

A.

Yes, you may elect to exercise certain redemption rights. Whether a holder of Public Shares votes in favor of or against one or more of the Fundamental Proposals or does not vote at all, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned net of taxes paid or payable, divided by the number of then outstanding Public Shares.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If the public shareholders do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any initial business combination we may propose.

Q.	A.
Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that we need more time to obtain the vote necessary to approve of all of the Fundamental Proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q.	A.
How do the Company insiders intend to vote their shares?

As indicated above, the Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, we expect all of the proposals to be approved.

Our Sponsors, directors, officers, advisors and other affiliates may have certain interests in the Fundamental Proposals being approved as discussed in this section of this Proxy Statement entitled “The Extraordinary General Meeting – Interests of our Sponsors, Directors and Officers.”

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Q.	A.
What vote is required to adopt each of the Fundamental Proposals?

The approval of each of the Authorized Capital Increase Proposal and Article 49.10 Amendment Proposal requires a special resolutions under the Articles passed by at least two-thirds of the votes cast by the shareholders who are present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting. The approval of the Bonus Shares Issuance Proposal requires an ordinary resolution under the Articles passed by a simple majority of the votes cast by the shareholders who are present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting.  Each of the Fundamental Proposals is cross-conditioned upon the approval of the other. Accordingly, if one proposal is not approved, then none of the proposals will be deemed approved, regardless of the vote outcome for the others.  Notwithstanding the foregoing, the Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, we expect all of the proposals to be approved

Q.	A.
What vote is required to approve the Adjournment Proposal?

The approval of the Adjournment Proposal requires an ordinary resolution under the Articles passed by a simple majority of the votes cast by the shareholders who are present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting.  As indicated above, the Sponsors collectively beneficially own shares representing approximately 99% of the total outstanding shares of the Company and they have indicated they intend to vote in favor of all proposals being presented.  Accordingly, we expect the Adjournment Proposal will not be necessary but would be approved if submitted for a vote.

Q.	A.
What if I do not want to vote “FOR” any or all of the Fundamental Proposals?

If you do not want one or more of the Fundamental Proposals to be approved, you must vote “AGAINST” one, two or all three of such proposals. If all of the Fundamental Proposals are approved, and implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the proposals.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of any of the Fundamental Proposals (i.e., it will be treated as neither a vote “for” nor “against” any matter and will not be counted when calculating the votes cast).

If each of the Authorized Capital Increase Proposal, Bonus Shares Issuance Proposal, and the Article 49.10 Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	A.
What happens if all of the Fundamental Proposals are not approved?

Our Board will abandon each of the Authorized Capital Increase Proposal, Bonus Shares Issuance Proposal, and Article 49.10 Amendment Proposal if our shareholders do not approve all of the proposals. If all such proposals are not approved and we do not consummate a business combination by December 31, 2025 and such date is not otherwise extend such date, as contemplated by our IPO prospectus and in accordance with our Articles (and giving effect to the previously approved extensions of the date to consummate a business combination) we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

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Please note, however, that our Sponsors own and control sufficient shares for all of the Fundamental Proposals to be approved and have indicated their intention to vote to approve all such proposals, so it is likely that all of the Fundamental  Proposals will be approved.

Q.	A.
If all of the Fundamental Proposals are approved, what happens next?

We will promptly file  and obtain effectiveness of the applicable amendments to our Articles and affect the Bonus Shares Issuance and the Preference Shares Exchange as discussed in this Proxy Statement.  We will then seek to obtain and maintain listing of our Ordinary Shares on the OTCQB, and continue our efforts to complete a business combination until the Business Combination Outside Date. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, Public Shares and warrants will remain publicly traded.

If all of the Fundamental Proposals are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Ordinary Shares held by our Sponsors and our former independent directors as a result of their ownership of the founder shares.

If all of the Fundamental Proposals are approved but we do not complete a business combination by the Business Combination Outside Date and such date is not otherwise extended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be reduced due to unforeseen claims of creditors.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

Q. If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?

A.

Yes. Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

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Q. How do I change my vote?

A.

You may change your vote by sending a later-dated, signed proxy card to our proxy solicitor, Clear Trust, LLC, at 16540 Pointe Village Dr, Suite 210 Lutz, Florida 33558, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting virtually and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q. How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Each of the Authorized Capital Increase Proposal and Article 49.10 Amendment Proposals must be approved as a special resolution under the Articles by at least two-thirds of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.  Each of the Bonus Shares Issuance Proposal and Adjournment Proposal must be approved as an ordinary resolution under the Articles by a simple majority of the votes cast by the shareholders who are present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote virtually at the Extraordinary General Meeting means that such shareholder’s Ordinary Shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q. What is a quorum requirement?

A.

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding Ordinary Shares are represented in person (including virtually) or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 2,245,025 Ordinary Shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

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Please note that our Sponsors own sufficient shares to achieve a quorum and have indicated their intention to vote at the Extraordinary General Meeting, so it is likely that the quorum will be achieved.

Q. Who can vote at the Extraordinary General Meeting?

A.

Only holders of record of our Ordinary Shares at the close of business on August 7, 2025, are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, 4,490,048 Ordinary Shares (including those contained in units) were outstanding and entitled to vote.

Shareholder of Record / Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner / Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting which is being held virtually. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

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Q. What interests do the Company’s Sponsors, directors and officers have in the approval of the proposals?

A.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and the possibility of future compensatory arrangements.

Q. Do I have appraisal or dissenters’ rights if I object to one or more of the Fundamental Proposals?

A.

Our shareholders do not have appraisal or dissenters’ rights in connection with the Authorized Capital Increase Proposal, Bonus Shares Issuance Proposal, or Article 49.10 Amendment Proposal under Cayman Islands law.

Q. What do I need to do now?

A.

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q. How are the funds in the Trust Account currently being held?

A.

With respect to the regulation of special purpose acquisition companies like our company (“SPACs”), on January 24, 2024, the SEC adopted rules (the “SPAC Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended.

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To mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940, as amended), the Company previously instructed Continental Stock Transfer & Trust Company to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash or demand deposit accounts until the earliest of the Company’s completion of an initial business combination or the Company’s liquidation, as applicable.

Q. How do I vote?

A.

If you are a holder of record of our Ordinary Shares, you may vote virtually at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote at the meeting if you have already voted by proxy.

If your Ordinary Shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I redeem my Ordinary Shares?

A.

Each of our public shareholders who (i) holds Class A Shares or (ii) holds Class A Shares as part of Units and elects to separate such Units into the underlying Class A Shares and Public Warrants prior to exercising its redemption rights with respect to the Class A Shares may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his Class A Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any initial business combination if and when one is proposed, or if we have not consummated a business combination by December 31, 2025 and do not otherwise amend the Articles to extend such date, in accordance with our Articles, as previously amended or the Company liquidates prior thereto, as applicable.

Holders of Units must elect to separate the underlying Class A Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your Ordinary Shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, NY 10004 Attn: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Ordinary Shares in the manner described above prior to 5:00 p.m. Eastern Time on August 28, 2025, two business days before the Extraordinary General Meeting).

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Q. What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q. Who is paying for this proxy solicitation?

A.

We will pay for the entire cost of soliciting proxies. We have engaged Clear Trust to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Clear Trust a fee of $[30,000]. We will also reimburse Clear Trust for reasonable out-of-pocket expenses and will indemnify Clear Trust and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

If you have questions regarding the certification of your position or delivery of your Ordinary Shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the U.S. Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete our initial business combination;

•	our expectations around the performance of the prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account possibly being subject to claims of third parties; or

•	our financial performance.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described below, as well as under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on July 8, 2025, and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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RISK FACTORS

You should consider carefully all of the risks described below as well as in our Annual Report on Form 10-K filed with the SEC on July 8, 2025, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that an active trading market will exist.

There is currently no market for our securities. Shareholders therefore have no access to information about prior market history on which to base their investment decision. Even if all of the Fundamental Proposals are approved and our securities again commence trading, our securities will only be trading on the OTCQB, rather than a national securities exchange, and therefore we cannot assure you that an active trading market will exist.  Furthermore, even if an active trading market for our securities develops, it may not be sustained. You may be unable to sell your securities unless a market can be established and sustained.  As a result, the Company could face significant material adverse consequences, including: (i) a limited availability of market quotations for the Company’s securities, (ii) reduced liquidity for the Company’s securities, (iii) a determination that the Public Shares are “penny stocks” which will require brokers trading in the Public Shares to adhere to more stringent rules, including being subject to the depository requirements of Rule 419 of the Securities Act, and possibly result in a reduced level of trading activity in the secondary trading market for the Company’s securities, (iv) a decreased ability to issue additional securities or obtain additional financing in the future, and (v) making the Company a less attractive acquisition vehicle to a target business in connection with an initial business combination.  Any of the foregoing could have a material adverse effect on the Company’s ability to consummate an initial business combination.

There are no assurances that we will be able to complete an initial business combination.

Even if all of the Fundamental Proposals are approved and our securities again commence trading, the Company can provide no assurances that a business combination will be consummated prior to the Business Combination Outside Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. We will seek approval of a business combination at a separate extraordinary general meeting. We are required to offer shareholders the opportunity to redeem shares in connection with shareholder vote on the Fundamental Proposals, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if all of the Fundamental Proposals are approved or, thereafter, a business combination is approved, by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the business combination on commercially acceptable terms, or at all. The fact that we would have separate redemption periods in connection with the Fundamental Proposals and any business combination votes could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in June 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination (which was increased by the previously approved extensions of the date to consummate a business combination), it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash from the outset of our IPO. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Risks related to Potential Application of the Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of shares by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to share repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. For instance, the U.S. Department of the Treasury recently issued proposed Treasury regulations and guidance clarifying when certain repurchases would be exempt from the excise tax, such as where the repurchases occur in the same year that the repurchasing company undertakes a complete liquidation (as described in Section 331 of the Internal Revenue Code). However, only limited guidance has been issued to date.

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As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our Ordinary Shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect). However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a U.S. corporation prior to certain redemptions and, because our securities would likely be trading on a national securities exchange at that time, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of shares by a repurchasing company in a year in which such company repurchases shares may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing company itself, not the shareholders from which shares are repurchased. The imposition of the excise tax as a result of redemptions could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

Review by the Committee on Foreign Investment in the United States

The Committee on Foreign Investment in the United States (“CFIUS”) is an interagency committee authorized to review certain transactions involving investments by “foreign persons” in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the U.S. If either we or our controlling shareholders were considered to be a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings. If any proposed business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

If CFIUS were to determine that we or our controlling shareholders are “foreign persons,” it could attempt to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the controlling shareholders. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate.

Risks related to Conflicts of Interest

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include potential issuances of Preference Shares in exchange for their Ordinary Shares and the possibility of future compensatory arrangements.  See the section below titled “The Extraordinary General Meeting – Interests of our Sponsors, Directors and Officers” for further information relating to such interests.

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COMPANY BACKGROUND

We are a blank check company incorporated on February 10, 2021, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

The registration statement for our Initial Public Offering was declared effective on June 16, 2021. On June 21, 2021, we consummated the Initial Public Offering of 18,500,000 Units at $10.00 per Unit, generating gross proceeds of $185,000,000, and incurring offering costs of $10,873,351, inclusive of $6,475,000 in deferred underwriting commissions. Each Unit consists of one Class A ordinary share and one-third of one redeemable warrant. Each whole public warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment.

Simultaneously with the closing of the Initial Public Offering, we consummated the private placement of 4,950,000 private placement warrants at a price of $1.50 per private placement warrant to the Prior Sponsor, generating gross proceeds of $7,425,000. Each private placement warrant is exercisable for one Class A ordinary share at a price of $11.50 per share.

Upon the closing of the Initial Public Offering and private placement, $185,000,000 ($10.00 per Unit) of the net proceeds of the Initial Public Offering and certain of the proceeds of the private placement were placed in the trust account, located in the United States with Continental Stock Transfer & Trust Company acting as trustee, and are only invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of paragraphs (d)(2), (d)(3) and (d)(4) of Rule 2a-7 of the Investment Company Act, as determined by us, until the earlier of: (i) the completion of a business combination and (ii) the distribution of the assets held in the trust account. Our management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the private placement, although substantially all of the net proceeds are intended to be applied toward consummating an initial business combination.

On June 15, 2022, the Company held an extraordinary general meeting (the “June 2022 Extraordinary General Meeting”) which amended the amended and restated memorandum and articles of association to extend the date by which the Company must consummate its initial business combination from June 21, 2022 to March 21, 2023 (the “June 2022 Extension Amendment Proposal”). The shareholders approved the June 2022 Extension Amendment Proposal and on June 16, 2022, the Company filed the articles amendment with the Registrar of Companies of the Cayman Islands. In connection with the June 2022 Extraordinary General Meeting, shareholders elected to redeem 11,093,735 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $111,062,537, or approximately $10.01 per share which includes $125,817 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 7,406,265 Class A ordinary shares remained issued and outstanding until the March 2023 Extraordinary General Meeting further described below.

In order to support the extension to consummate an initial business combination to March 21, 2023, Prior Sponsor agreed to deposit $244,407 into the trust account, which is an aggregate of $0.033 per Class A ordinary share for each month of the extension period up to and until October 21, 2022, pro-rated for partial months during the extension period, resulting in a maximum contribution of $977,627, or $0.132 per share of Class A ordinary shares that was not redeemed in connection with the June 2022 Extraordinary General Meeting. Contributions in the amount of $0.033 per Class A ordinary shares were funded on each of June, July, August and September 21, 2022. If the Company did not consummate its initial business combination by October 21, 2022, the holders of Class A ordinary shares then outstanding were to be provided with the opportunity to redeem their Class A ordinary shares on or about October 21, 2022. On October 21, 2022, the Company launched a fixed price tender offer (the “2022 Tender Offer”) to purchase and redeem its Class A ordinary shares at a purchase price of $10.21 per share of Class A ordinary shares, net to seller in cash and without interest upon the terms and subject to the conditions set forth in the 2022 Tender Offer. The 2022 Tender Offer expired at 5:00 p.m., Eastern time, on January 6, 2023. A total of 4,101,830 Class A ordinary shares were validly tendered and not withdrawn in the 2022 Tender Offer. The Company accepted for purchase all such Class A ordinary shares at a purchase price of $10.21 per share for an aggregate purchase price of $41,879,684, which includes $319,942 of earnings in the Trust Account not previously withdrawn. After giving effect to the 2022 Tender Offer, there were 3,304,435 Class A Ordinary Shares issued and outstanding. In connection with the 2022 Tender Offer, Prior Sponsor deposited an additional $198,266 into the Trust Account (an aggregate of $0.06 per Class A ordinary share) on each of January, February and March 9, 2023.

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On March 10, 2023, pursuant to the terms of the amended and restated memorandum and articles of association of the Company, Prior Sponsor, the holder of an aggregate of 4,475,000 shares of the Company’s Class B ordinary shares, par value $0.0001 per share, elected to convert 4,475,000 shares of the Class B ordinary shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. Following such conversion, the Company had an aggregate of 7,779,435 shares of Class A ordinary shares issued and outstanding, of which 3,304,435 were subject to possible redemption, and 150,000 shares of Class B ordinary shares issued and outstanding. In connection with the conversion, Prior Sponsor has agreed to certain transfer restrictions, a waiver of redemption rights, a waiver of any right to receive funds from the trust account and the obligation to vote in favor of an initial business combination. Since the conversion occurred after the record date of the March 2023 Extraordinary General Meeting, there was no impact to the votes required to approve the proposals or the counting of the votes at the March 2023 Extraordinary General Meeting as a result of the conversion.

On March 15, 2023, the Company held an Extraordinary General Meeting (the “March 2023 Extraordinary General Meeting”) to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from March 21, 2023 to March 21, 2024 (the “March 2023 Extension Amendment Proposal”). The shareholders approved the March 2023 Extension Amendment Proposal and on March 15, 2023, the Company filed the amended and restated memorandum and articles of association with the Cayman Islands Registrar of Companies.

As part of the March 2023 Extraordinary General Meeting, shareholders elected to redeem 1,444,221 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $15,297,014, or approximately $10.59 per share which includes $404,207 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions and the conversion, 6,335,214 Class A ordinary shares remained issued and outstanding, of which 1,860,214 were subject to possible redemption until the March 2024 Extraordinary General Meeting further described below.

The Company and Prior Sponsor agreed that they would deposit into the trust account an amount equal to the lesser of (i) $0.04 per share or (ii) $65,000.00 for each month (the “Second Monthly Contribution”) of the second extension period up and until February 21, 2024, resulting in a maximum contribution of $0.48 per share of Class A ordinary shares that is not redeemed in connection with the March 2023 Extraordinary General Meeting (the “Second Maximum Contribution”, and the period from March 21, 2023 to March 21, 2024 the “Second Guaranteed Payment Period”), subject to the Company’s and Prior Sponsor’s right to stop making said Monthly Contributions. This contribution was funded on or about the 21st of each month thereafter through February 21, 2024.

On March 8, 2024, the Company held an extraordinary general meeting of shareholders (the “March 2024 Extraordinary General Meeting”), to amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from March 21, 2024 to December 31, 2024 (the “March 2024 Extension Amendment Proposal”) and eliminate the limitation that the Company shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO to the extent that such redemption would cause the Company's net tangible assets to be less than $5,000,001 (the “Net Tangible Asset Proposal”). The shareholders approved the March 2024 Extension Amendment Proposal and the Net Tangible Asset Proposal and the Company filed the amended and restated memorandum and articles of association with the Cayman Islands Registrar of Companies.

As part of the March 2024 Extraordinary General Meeting, shareholders elected to redeem 1,407,653 Class A ordinary shares, resulting in redemption payments out of the trust account totaling $16,309,788, or approximately $11.59 per share which includes $1,203,822 of earnings in the trust account not previously withdrawn. Subsequent to the redemptions, 4,927,561 Class A ordinary shares remained issued and outstanding, of which 452,561 were subject to possible redemption until the December 2024 Extraordinary General Meeting further described below.

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On August 15, 2024, the Company, Prior Sponsor, New Sponsor, and Alexandre Balkanski, John Mulkey and Jason Park (the “Class B Holders”) entered into a purchase agreement (the “Purchase Agreement”), pursuant to which, among other things: (a) Prior Sponsor transferred to New Sponsor an aggregate of 2,685,000 Class A Ordinary Shares of the Company, par value $0.0001 per share; (b) New Sponsor executed a joinder agreement to become a party to that certain letter agreement, dated June 16, 2021, and that certain Registration Rights Agreement, dated June 16, 2021, each originally entered into in connection with the IPO, among the Company, Prior Sponsor and certain equity holders of the Company; (c) Prior Sponsor and Class B Holders gave to New Sponsor the irrevocable right to vote the shares retained by them on their behalf and to take certain other actions on their behalf; (d) Prior Sponsor agreed to cancel an aggregate of 4,950,000 private placement warrants purchased by Prior Sponsor at the time of the IPO; and (e) certain creditors agreed to cancel or reduce certain amounts owed by the Company to them and to assign the liability for any remaining amounts owed to them by the Company to the Prior Sponsor.  In addition, the Company, Prior Sponsor, New Sponsor and Cantor Fitzgerald & Co., as underwriter from the IPO (“Cantor”), entered into an agreement whereby Cantor agreed to accept a certain number of shares of the Company following any business combination in lieu of the cash deferred commissions owed to it from the IPO.

Also on August 15, 2024, in connection with the execution of Purchase Agreement and concurrently therewith, the following officers and directors submitted the resignation of their respective offices, effective immediately: John Cadeddu as Co-Chairman of the Board; Marvin Tien as Co-Chairman of the Board, Chief Executive Officer and Chief Financial Officer; Jane Mathieu as President; David Kutcher as Chief Investment Officer; Kevin Tanaka as Director of Corporate Development; and each of Alexandre Balkanski, John Mulkey and Jason Park as directors of the Company. There were no disagreements between the Company and any officer or director on any matter related to the Company’s operations, policies or practices. In connection with the execution of the Purchase Agreement and resignation of the above-referenced officers and directors, and concurrently therewith, Hao Tian was appointed as Chief Executive Officer, Chief Financial Officer and a Director of the Company, effective immediately.

On December 23, 2024, the Company held an extraordinary general meeting of shareholders (the “December 2024 Extraordinary General Meeting”), to, among other things, amend the Company’s amended and restated memorandum and articles of association to extend the date by which the Company has to consummate a business combination from December 31, 2024 to December 31, 2025 (the “December 2024 Extension Amendment Proposal”). The shareholders approved the December 2024 Extension Amendment Proposal and the Company filed the amended and restated memorandum and articles of association with the Cayman Islands Registrar of Companies.

In connection with the December 2024 Extraordinary General Meeting, public holders of an aggregate of 437,513 public shares exercised, and did not reverse, their right to redeem their public shares (leaving an aggregate of 15,048 public shares outstanding after the Meeting, including 1,636 shares included in outstanding units). The per share amount held in the Company’s trust account following such redemptions was approximately $11.97 per share.

As of August 7, 2025 there was approximately $186,000 in the Trust Account.

Our Sponsors, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include potential issuances of Preference Shares in exchange for their Ordinary Shares and the possibility of future compensatory arrangements.  See the section below titled “The Extraordinary General Meeting – Interests of our Sponsors, Directors and Officers” for further information relating to such interests.

On the record date of the Extraordinary General Meeting, there were (i) 4,490,048 Class A Ordinary Shares outstanding, of which 15,048 (including 1,636 shares included in outstanding units) were Public Shares and 4,475,000 were founder shares and (ii) 150,000 Class B Ordinary Shares outstanding, all of which were founder shares. The founder shares carry voting rights in connection with the Fundamental Proposals, and we have been informed by our Sponsors that that they intend to vote in favor of both of the Fundamental Proposals.

Our principal executive offices are located at 418 Broadway, #6592, Albany, NY 12207 and our telephone number is (347) 268-7868.

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 INFORMATION REGARDING CERTAIN PROPOSED CAPITAL TRANSACTIONS

If all of the Fundamental Proposals are approved and implemented, it will constitute approval for the Company, without any further necessary action on the part of shareholders, to implement the following actions in order to seek to obtain listing on the OTCQB:

Bonus Shares Issuance

For each share of the Company outstanding Ordinary Shares (including Class A Shares underlying the Company’s units), the Company would issue, prior to the Preference Share Exchange described below, to the holder thereof forty-nine (49) fully-paid bonus shares of the same class and with the same rights and obligations (“Bonus Share Issuance”), to be funded out of the Company’s share premium account as follows:

Aggregate Ordinary Shares Outstanding	Aggregate Bonus Shares Issuable
Class A Shares - 4,488,412 shares	219,932,188 shares
Class A Shares (underlying units) - 1,636 shares	80,164 shares
Class B Shares - 150,000 shares	7,350,000 shares
Total Bonus Shares Issuable	227,362,352 shares

In connection with the Bonus Share Issuance, the number of shares purchasable under each outstanding warrant, including our Public Warrants, shall be increased by a factor of 50, with the additional shares to be funded out of the Company’s share premium account upon exercise of the warrants. The exercise price of the warrants shall be correspondingly reduced by a factor of 50.  For example, a warrant to purchase 1,000 shares of Class A stock with an exercise price of US$11.50 per share (for aggregate exercise price proceeds of US$11,500) shall be come a warrant to purchase 50,000 shares with an exercise price of US$0.23 per share (for aggregate exercise price proceeds of US$11,500).

The increase in number of shares as a result of the above will also result in the future redemption price being reduced by a factor of 50.

Preference Share Exchange

The Company intends to create a new class of Non-Voting Preference Shares, with the following terms:

•	the Non-Voting Preference Shares will not carry the right to receive notice of, attend or vote at meetings of the Company’s shareholders, other than a meeting of the holders of the Non-Voting Preference Shares to consider a variation of their rights in accordance with the Articles;

•	the Non-Voting Preference Shares will not have any right to exercise redemption rights or participate in any funds held in the Trust Account;

•	the Non-Voting Preference Shares will not carry the right to receive dividends or participate in the distribution of the Company’s assets in a winding up, save for the right to receive the paid-up par value of those shares;

•	the Non-Voting Preference Shares will convert automatically to Class A shares at a ratio of 1 Class A Share for each Non-Voting Preference Share (i) at any time and from time to time at the option of the holders thereof; and (ii) automatically on the day of the closing of a Business Combination (as defined in the Articles); and

•	save for the foregoing, the Non-Voting Preference Shares shall have the rights and obligations of Preference Shares described in the Articles.

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The Sponsors have agreed to exchange, following the Bonus Shares Issuance, certain of their Ordinary Shares for such Non-Voting Preference Shares on a 1-to-1 basis after giving effect to the Bonus Shares Issuance (the “Preference Share Exchange”) as follows:

•	CGA Sponsor 2, LLC – shall exchange 89,500,000 Class A Shares for 89,500,000 Non-Voting Preference Shares
•	Connor Square, LLC – shall exchange 115,150,000 Class A Shares for 115,150,000 Non-Voting Preference Shares

PROPOSAL 1 - THE AUTHORIZED CAPITAL INCREASE PROPOSAL

The Authorized Capital Increase Proposal

We are proposing to amend the Articles, as provided by the resolution in the form set forth in Annex A, to increase the Company’s authorized share capital from (a) US $33,100 divided into 300,000,000 Class A Shares, 30,000,000 Class B Shares, and 1,000,000 Preference Shares  to (b) US $85,000 divided into 600,000,000 Class A Shares, 30,000,000 Class B Shares, and 220,000,000 Preference Shares (the “Share Capital Increase”).

If the Authorized Capital Increase Proposal (collectively with the Bonus Shares Issuances and the Article 49.10 Amendment Proposal) is not approved and we do not consummate a business combination by December 31, 2025 and such date is not otherwise extended, then, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably practicable but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

The Board’s Reasons for the Authorized Capital Increase Proposal

The combined purpose of the Authorized Capital Increase Proposal and Bonus Share Issuance Proposal is to first provide the Company with increased authorized capital and then using such increase effectuate the Bonus Shares Issuance, which is intended to increase the number of public shareholders holding more than 100 shares each. These actions are intended to allow the Company to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

Contingent on Approval of the Bonus Shares Issuance Proposal and Article 49.10 Amendment Proposal

Approval of the Authorized Capital Increase Proposal is cross-conditioned upon the approval of both the Bonus Shares Issuance Proposal and Article 49.10 Amendment Proposal. Accordingly, if one proposal is not approved, none of the proposals will be deemed approved, regardless of the vote outcome for the other. Notwithstanding the foregoing, the Sponsors beneficially control approximately 99% of the outstanding Ordinary Shares and therefore we expect both proposals to be approved

You are not being asked to vote on any business combination at this time. If each of the Authorized Capital Increase Proposal, Bonus Shares Issuance Proposal, and Article 49.10 Amendment Proposal are approved and implemented and you do not make an Election, you will retain the right to vote on a business combination when and if it is submitted to shareholders and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Business Combination Outside Date.

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If all of the Fundamental Proposals are Not Approved

Our Board will abandon the Shares Capital Increase if our shareholders do not approve  all of the Fundamental Proposals.  If the Fundamental Proposals are not approved, we may not be able to continue operations, secure and maintain a listing of our Ordinary Shares on the OTCQB, or consummate a business combination.

If all of the Fundamental Proposals are not approved and we do not consummate a business combination by December 31, 2025, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted) will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

If all of the Fundamental Proposals are Approved

If all of the Fundamental Proposals are approved and implemented, and as part of the Company’s efforts to secure listing of its Units, Ordinary Shares and Public Warrants on the OTCQB, the Company will undertake the Bonus Shares Issuance and Preference Share Exchange as described above under “Information Regarding Certain Proposed Capital Transactions.”

If all of the Fundamental Proposals are approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if all of the Fundamental Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If all of the Fundamental Proposals are approved and implemented, all Public Warrants will remain outstanding and each whole warrant will become exercisable for 50 Class A Shares 30 days after the completion of an initial business combination for a period of five years, provided we have an effective registration statement under the Securities Act covering the Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).  Additionally, if the Bonus Share Issuance is effected as expected, the per-share exercise price of the warrants shall be reduced by a factor of 50.  For example, a warrant to purchase 1,000 shares of Class A stock with an exercise price of US$11.50 per share (for aggregate exercise price proceeds of US$11,500) shall be come a warrant to purchase 50,000 shares with an exercise price of US$0.23 per share (for aggregate exercise price proceeds of US$11,500).

If all of the Fundamental Proposals are approved but we do not complete a business combination by December 31, 2025 and do not otherwise amend the Articles to extend such date, in accordance with our Articles, as previously amended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account will not be reduced due to unforeseen claims of creditors.

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Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution, that Section 5 of the Memorandum of Association of the Company be deleted in its entirety and replaced as follows:

“5. The share capital of the Company is US$85,000 divided into 600,000,000 Class A Shares of a par value of US$0.0001 each, 30,000,000 Class B ordinary shares of a par value of US$0.0001 each and 220,000,000 preference shares of a par value of US$0.0001 each.”

Vote Required for Approval

The Authorized Capital Increase Proposal must be approved as a special resolution under the Articles by at least two-thirds of the votes cast by the shareholders present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE AUTHORIZED CAPITAL INCREASE PROPOSAL.

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PROPOSAL 2 – BONUS SHARES ISSUANCE PROPOSAL

The Bonus Shares Issuance Proposal

We are proposing to use of a portion of the Share Capital Increase to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”).

If the Bonus Shares Issuance Proposal (collectively with the Authorized Capital Increase Proposal and Article 49.10 Proposal) is not approved and we do not consummate a business combination by December 31, 2025, then, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably practicable but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

The Board’s Reasons for the Bonus Shares Issuance Proposal

The combined purpose of the Bonus Shares Issuance Proposal and Authorized Capital Increase Proposal is to first provide the Company with increased authorized capital and then using such increase effectuate the Bonus Shares Issuance, which is intended to increase the number of public shareholders holding more than 100 shares each. These actions are intended to allow the Company to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

Contingent on Approval of the Authorized Capital Increase Proposal and Article 49.10 Amendment Proposal

Approval of the Bonus Shares Issuance Proposal is cross-conditioned upon the approval of the Authorized Capital Increase Proposal and Article 49.10 Amendment Proposal. Accordingly, if one proposal is not approved, then none of the proposals will be deemed approved, regardless of the vote outcome for the other. Notwithstanding the foregoing, the Sponsors beneficially control approximately 99% of the outstanding Ordinary Shares and therefore we expect both proposals to be approved.

You are not being asked to vote on any business combination at this time. If each of the Bonus Shares Issuance Proposal, Authorized Capital Increase Proposal, and Article 49.10 Amendment Proposal are approved and implemented and you do not make an Election, you will retain the right to vote on a business combination when and if it is submitted to shareholders and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Business Combination Outside Date.

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If all of the Fundamental Proposals are Not Approved

Our Board will abandon the Bonus Shares Issuance if our shareholders do not approve all of the Fundamental Proposals.  If the Fundamental Proposals are not approved, we may not be able to continue operations, secure and maintain a listing of our Ordinary Shares on the OTCQB or consummate a business combination.

If all of the Fundamental Proposals are not approved and we do not consummate a business combination by December 31, 2025, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted) will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

If all of the Fundamental Proposals are Approved

If all of the Fundamental Proposals are approved and implemented, and as part of the Company’s efforts to secure listing of its Units, Ordinary Shares and Public Warrants on the OTCQB, the Company will undertake the Bonus Shares Issuance and Preference Share Exchange as described above under “Information Regarding Certain Proposed Capital Transactions.”

If all of the Fundamental Proposals are approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if all of the Fundamental Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If all of the Fundamental Proposals are approved and implemented, all Public Warrants will remain outstanding and each whole warrant will become exercisable for 49 Class A Shares 30 days after the completion of an initial business combination for a period of five years, provided we have an effective registration statement under the Securities Act covering the Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis). Additionally, if the Bonus Share Issuance is effected as expected, the per-share exercise price of the warrants shall be reduced by a factor of 50.  For example, a warrant to purchase 1,000 shares of Class A stock with an exercise price of US$11.50 per share (for aggregate exercise price proceeds of US$11,500) shall be come a warrant to purchase 50,000 shares with an exercise price of US$0.23 per share (for aggregate exercise price proceeds of US$11,500).

If all of the Fundamental Proposals are approved but we do not complete a business combination by December 31, 2025 and do not otherwise amend the Articles to extend such date, in accordance with our Articles, as previously amended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account will not be reduced due to unforeseen claims of creditors.

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Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as an ordinary resolution, that the directors of the Company are hereby authorized, empowered and directed to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class and with the same rights and obligations as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”), to be funded out of the Company’s share premium account or such other funds as the directors may determine.”

Vote Required for Approval

The Bonus Shares Issuance Proposal must be approved as an ordinary resolution under the Articles by a simple majority of the votes cast by the shareholders present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Bonus Shares Issuance Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF BONUS SHARES ISSUANCE PROPOSAL.

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PROPOSAL 3 – ARTICLE 49.10 AMENDMENT PROPOSAL

The Article 49.10 Amendment Proposal

We are proposing to amend the Company’s Articles, as provided by the resolution in the form set forth in Annex B, to delete in its entirety current Article 49.10 thereof and replace it as follows:

“49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10.”

If the Article 49.10 Proposal (collectively with the Authorized Capital Increase Proposal and Bonus Shares Issuance Proposal) is not approved and we do not consummate a business combination by December 31, 2025, then, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably practicable but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted), including our Sponsors and our former independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

The Board’s Reasons for the Article 49.10 Amendment Proposal

We are asking shareholders to approve the Article 49.10 Amendment Proposal in order to provide the Company with the ability to try to recommence trading of the Company’s securities (which ceased in connection with the delisting of the Company’s securities from the Nasdaq Stock Market in October 2024) which is believed will increase the likelihood of the Company entering into and consummating a suitable business combination.

Contingent on Approval of the Authorized Capital Increase Proposal and Bonus Shares Issuance Proposal

Approval of the Article 49.10 Amendment Proposal is cross-conditioned upon the approval of the Authorized Capital Increase Proposal and Bonus Shares Issuance Proposal. Accordingly, if one proposal is not approved, then none of the proposals will be deemed approved, regardless of the vote outcome for the other. Notwithstanding the foregoing, the Sponsors beneficially control approximately 99% of the outstanding Ordinary Shares and therefore we expect both proposals to be approved.

You are not being asked to vote on any business combination at this time. If each of the Article 49.10 Proposal, Authorized Capital Increase Proposal, and Bonus Shares Issuance Proposal are approved and implemented and you do not make an Election, you will retain the right to vote on a business combination when and if it is submitted to shareholders and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event the business combination is approved and completed or the Company has not consummated a business combination by the Business Combination Outside Date.

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If all of the Fundamental Proposals are Not Approved

Our Board will abandon the amendment and restatement of Article 49.10 if our shareholders do not approve all of the Fundamental Proposals.  If the Fundamental Proposals are not approved, we may not be able to continue operations, secure and maintain a listing of our Ordinary Shares on the OTCQB, or consummate a business combination.

If all of the Fundamental Proposals are not approved and we do not consummate a business combination by December 31, 2025, as contemplated by our IPO prospectus and in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of our founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted) will not receive any monies held in the Trust Account as a result of their ownership of the founder shares (or any Class A Shares into which such founder shares were or are converted, as well as any preference shares into which such Class A Shares are converted).

If all of the Fundamental Proposals are Approved

If all of the Fundamental Proposals are approved and implemented, and as part of the Company’s efforts to secure listing of its Units, Ordinary Shares and Public Warrants on the OTCQB, the Company will undertake the Bonus Shares Issuance and Preference Share Exchange as described above under “Information Regarding Certain Proposed Capital Transactions.”

If all of the Fundamental Proposals are approved and implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Elections will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if all of the Fundamental Proposals are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $186,000 that was in the Trust Account as of August 7, 2025. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If all of the Fundamental Proposals are approved and implemented, all Public Warrants will remain outstanding and each whole warrant will become exercisable for forty-nine Class A Shares 30 days after the completion of an initial business combination for a period of five years, provided we have an effective registration statement under the Securities Act covering the Ordinary Shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis). Additionally, if the Bonus Share Issuance is effected as expected, the per-share exercise price of the warrants shall be reduced by a factor of 50.  For example, a warrant to purchase 1,000 shares of Class A stock with an exercise price of US$11.50 per share (for aggregate exercise price proceeds of US$11,500) shall be come a warrant to purchase 50,000 shares with an exercise price of US$0.23 per share (for aggregate exercise price proceeds of US$11,500).

If all of the Fundamental Proposals are approved but we do not complete a business combination by December 31, 2025 and do not otherwise amend the Articles to extend such date, in accordance with our Articles, as previously amended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account will not be reduced due to unforeseen claims of creditors.

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Resolution

The full text of the resolution to be voted upon is as follows:

RESOLVED, as a special resolution, that Article 49.10 of the Memorandum and Articles of Association of the Company be deleted in its entirety and replaced as follows:

“49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10.”

Vote Required for Approval

The Article 49.10 Amendment Proposal must be approved as a special resolution under the Articles by at least two-thirds of the votes cast by the shareholders present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ARTICLE 49.10 AMENDMENT PROPOSAL.

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PROPOSAL 4 - THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates if necessary.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date .

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that, in the event that it is determined that additional time is necessary to consummate the Extension, the adjournment of such meeting in accordance with the Articles of Association of the Company and Cayman Islands law is hereby approved.”

Vote Required for Approval

The approval of the Adjournment Proposal requires a resolution passed by a simple majority of the votes cast by the shareholders who, being present in person (including virtually) or by proxy and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Accordingly, a shareholder’s failure to vote by proxy or vote in person online on the Adjournment Proposal means that such shareholder’s shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

IF PRESENTED, OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE

“FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 2:00 p.m. Eastern Time, on September 1, 2025, virtually, at www.cleartrustonline.com/cgac2, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the Ordinary Shares at the close of business on August 7, 2025, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each Ordinary Share you owned at that time. The Company warrants do not carry voting rights.

On the record date of the Extraordinary General Meeting, there were (i) 4,490,048 Class A Ordinary Shares outstanding, of which 15,048 (including 1,636 shares included in outstanding units) were Public Shares and 4,475,000 were founder shares and (ii) 150,000 Class B Ordinary Shares outstanding, all of which were founder shares. The founder shares carry voting rights in connection with the Fundamental Proposals, and we have been informed by our Sponsors that that they intend to vote in favor of the Fundamental Proposals.

If you do not want any or all of the Fundamental Proposals to be approved, you must vote “AGAINST” such proposal. As the approval of each such proposal is contingent upon the approval of the others, a vote “AGAINST” any of the proposals will effectively be a vote “AGAINST” all of the proposals. If all of the Fundamental  Proposals are approved and implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Fundamental Proposals.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve all of the Fundamental Proposals being presented to shareholders at the Extraordinary General Meeting. We have engaged Clear Trust to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares at the Extraordinary General Meeting if you are a holder of record of the Ordinary Shares. You may contact Clear Trust at:

Clear Trust, LLC 16540 Pointe Village Dr, Suite 210 Lutz, Florida 33558 Telephone: (813) 235-4490 Email: inbox@cleartrusttransfer.com

Interests of our Sponsors, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsors, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

The Fundamental Proposals are part of the Company’s plan to obtain and maintain OTCQ listing for its Units, Ordinary Shares and Public Warrants, and continue operations towards the identification and consummation of a business combination. Integral to this is the consummation of the Bonus Shares Issuance and Preference Share Exchange. Our sponsors and other insiders, as holders of a significant portion of our outstanding Ordinary Shares, shall be entitled to participate in the  Bonus Shares Issuance and Preference Share Exchange. If the Fundamental Proposals are not approved, such capital transactions shall not be consummated. Accordingly, our Sponsors and other insiders, as potential participants in the Bonus Shares Issuance and Preference Share Exchange, may be deemed to have an interest in the successful approval of the Fundamental Proposals.

•

If the Fundamental Proposals are not approved and we are unable to consummate a business combination, the founder shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders of the founder shares have waived liquidation rights with respect to such shares). Such Ordinary Shares currently have a value of approximately $46.25 million assuming a price of $10.00 per share.

•

All rights specified in the Articles relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Fundamental Proposals are not approved, and the Company is unable thereafter to consummate a business combination,  the Company will not be able to perform its obligations to its officers and directors under those provisions.

•

The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Fundamental Proposals are not approved, and the Company is unable thereafter to consummate a business combination, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

•

If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Prior Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

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Additionally, if the Fundamental Proposals are approved and implemented and the Company thereafter consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Redemption Rights

Each of our public shareholders who (a) holds Class A Shares or (b) hold Class A Shares as part of Units and elect to separate such Units into the underlying Class A Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Shares may submit an election that such public shareholder elects to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (which interest shall be net of taxes paid or payable), divided by the number of then outstanding Public Shares. .

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON AUGUST 28, 2025, TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING, YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Holders of Units must elect to separate the underlying Class A Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Shares and Public Warrants, or if a holder holds Units registered in its, his or her own name, the holder must contact Continental directly and instruct it to do so. Your broker, bank or other nominee may have an earlier deadline by which you must provide instructions to separate the Units into the underlying Class A Shares and Public Warrants in order to exercise redemption rights with respect to the Class A Shares, so you should contact your broker, bank or other nominee or intermediary.

In order to tender your Ordinary Shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, New York 10004, Email: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your Ordinary Shares in the manner described above prior to 5:00 p.m. Eastern Time on August 28, 2025, two business days before the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote on the Fundamental Proposals at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your Ordinary Shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and all of the Fundamental Proposals are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Fundamental Proposals will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned (net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the amount in the Trust Account as of August 7, 2025 which was approximately $186,000, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $12.36 at the time of the Extraordinary General Meeting. There is currently no trading of our shares in the open market. Accordingly, we cannot assure shareholders that they will be able to sell their shares in the open market at all.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Fundamental Proposals at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders Ordinary Shares for redemption in connection with the vote to approve the Fundamental Proposals would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) of: (i) the election by a holder to have their public shares redeemed for cash if the Extension Amendment Proposal is approved, and (ii)  the receipt of bonus shares by holders of Class A ordinary shares. This discussion assumes that the public shares and public warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Fundamental Proposals (including any redemption of the public shares in connection therewith as well as the tax consequences of the issuance of bonus shares or Preference Shares) with respect to any public shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	Our initial shareholders, our Sponsors or any members, directors, officers, or affiliates thereof;

•	banks, financial institutions, or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	S-corporations;

•	Governments or agencies or instrumentalities thereof;

•	Insurance companies;

•	Regulated investment companies;

•	Real estate investment trusts;

•	Expatriates or former long-term residents of the United States;

•	Persons that actually or constructively own five percent or more (by vote or value) of our shares;

•	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

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In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS regarding the exercise of redemption rights. There can be no assurance that the IRS will not take a position inconsistent with the considerations discussed below or that any such position would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our public shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

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Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the public shares under Section 302 of the Code. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). A Redeeming U.S. Holder’s adjusted tax basis in its public shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the Redeeming U.S. Holder’s initial basis for public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of public shares generally will be treated as a sale or exchange of the public shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.  In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired pursuant to the exercise of the warrants), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with respect to the public shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current or accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the warrants or possibly in other shares constructively owned by it.

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As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e. a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the startup exception to us is uncertain and will not be known until after the close of our current taxable year and, perhaps, until after the end of our two taxable years following our startup year. After the acquisition of a company or assets in a business combination, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If the company that we acquire in a business combination is a PFIC, then we will likely not qualify for the startup exception and will be a PFIC for our current taxable year. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

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In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

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Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

Tax Reporting

Certain U.S. Holders may be required to file an IRS Form 926 (Return by a U.S. Transferor of Property to a Foreign Corporation) to report a transfer of property (including cash) to us. Substantial penalties may be imposed on a U.S. Holder that fails to comply with this reporting requirement, and the period of limitations on assessment and collection of U.S. federal income taxes will be extended in the event of a failure to comply. Furthermore, certain U.S. Holders who are individuals and certain entities will be required to report information with respect to such U.S. Holder’s investment in “specified foreign financial assets” on IRS Form 8938 (Statement of Specified Foreign Financial Assets), subject to certain exceptions. Specified foreign financial assets generally include any financial account maintained with a non-U.S. financial institution and should also include the Ordinary Shares and warrants if they are not held in an account maintained with a U.S. financial institution. Persons who are required to report specified foreign financial assets and fail to do so may be subject to substantial penalties, and the period of limitations on assessment and collection of U.S. federal income taxes will generally be extended in the event of a failure to comply. Potential investors are urged to consult their tax advisors regarding the foreign financial asset and other reporting obligations and their application to an investment in our Ordinary Shares and warrants.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

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With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Tax Consequences of the Receipt of Bonus Shares by Shareholders of Class A Ordinary Shares

As described in the “Authorized Capital Increase Proposal,” holders of Class A ordinary shares who or that do not exercise their redemption rights are entitled to receive bonus shares.

The receipt of bonus shares by these shareholders should be treated as a nontaxable stock distribution. Accordingly, U.S. Holders and Non-U.S. Holders should not be subject to U.S. federal income tax on the receipt of the bonus shares. Under this treatment a holder’s tax basis in the Class A ordinary shares held prior to the issuance of bonus shares will be allocated between these shares and the issued bonus shares in proportion to their respective fair market values at the time the bonus shares are received. However, because there are no authorities that directly address the treatment of the receipt of bonus shares, no assurance can be given that the IRS, a court or any withholding agent will agree with our treatment. If our treatment is not respected, a U.S. Holder would be required to include the fair market value of the bonus shares received in income, and the tax basis of the bonus shares received would be their fair market value at the time of receipt. No additional amounts will be payable to any U.S. Holder or Non-U.S. Holder if any tax is imposed with respect to the receipt of the bonus shares. U.S. Holders and Non-U.S. Holders should consult their tax advisors regarding the tax consequences of the receipt of bonus shares (including their ability to obtain a refund of any withholding taxes, if applicable).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

44

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our Ordinary Shares as of August 7, 2025 held by:

•	each person known by Corner Growth 2 to be the beneficial owner of more than 5% of any class of Corner Growth 2’s outstanding Ordinary Shares;

•	each of Corner Growth 2’s executive officers and directors that beneficially owns Corner Growth’s Ordinary Shares;

•	all Corner Growth 2’s executive officers and directors as a group;

The Bonus Shares Issuance shall be made pro ratably to all holders of our Ordinary Shares and shall therefore not change the percentage ownership of any holder.

In the table below, percentage ownership is based on (i) 4,490,048 Class A Ordinary Shares outstanding, of which 15,048 (including 1,636 shares included in outstanding units) were Public Shares and 4,475,000 were founder shares and (ii) 150,000 Class B Ordinary Shares outstanding, all of which were founder shares. Voting power represents the combined voting power of Class A Shares and Class B Shares owned beneficially by such person. All of the Class B Shares are convertible into Class A Shares on a one-for-one basis, as described herein. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

	Class B Shares		Class A Shares
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Voting Control
CGA Sponsor 2, LLC (2)(3)	0	0	1,790,000	39.8%	38.6%
Connor Square, LLC (4)	150,000	99.9%	2,685,000	59.8%	61.1%
Alexandre Balkanski (2)	100,000	66.6%	-	-	*
John Mulkey (2)	0	0%	-	-	*
Jason Park (2)	50,000	33.3%	-	-	*
Executive officers and directors
Hao Tian	-	-	-	-	-
All officers and directors as a group (2 individuals)	0	0	0	0%	0%

* Less than one percent.

(1) Unless otherwise noted, the business address of each of our shareholders is 418 Broadway, #6592, Albany, New York 12207.

(2) The Class B Shares represented will automatically convert into Class A Shares at the time of our initial business combination or earlier at the option of the holders thereof pursuant to the terms of our amended and restated memorandum and articles of incorporation.

(3) The shares reported above are held in the name of the Prior Sponsor. The Prior Sponsor is controlled by John Cadeddu and Marvin Tien.

(4) Interests shown consist of (i) 2,685,000 Class A ordinary shares, (ii) 1,790,000 Class A ordinary shares owned by the old sponsor, over which the New Sponsor has voting and dispositive power pursuant to a power of attorney, and (iii) an aggregate of 150,000 Class B ordinary shares owned by Alexandre Balkanski (100,000 shares) and Jason Park (50,000 shares), over which the new sponsor has voting and dispositive power pursuant to a power of attorney.

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HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 418 Broadway, #6592, Albany, NY 12207, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Clear Trust, LLC

16540 Pointe Village Dr, Suite 210

Lutz, Florida 33558

Telephone: (813) 235-4490

Email: inbox@cleartrusttransfer.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 418 Broadway, #6592, Albany, NY 12207.

If you are a shareholder of the Company and would like to request documents, please do so by August 25, 2025, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

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ANNEX A

PROPOSED AMENDMENTS

TO THE

MEMORANDUM OF ASSOCIATION

OF

CORNER GROWTH ACQUISITION CORP. 2

RESOLVED, as a special resolution, that Section 5 of the Memorandum of Association of the Company be deleted in its entirety and replaced as follows:

“5. The share capital of the Company is US$85,000 divided into 600,000,000 Class A Shares of a par value of US$0.0001 each, 30,000,000 Class B ordinary shares of a par value of US$0.0001 each and 220,000,000 preference shares of a par value of US$0.0001 each.”

A-1

ANNEX B

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

ARTICLES OF ASSOCIATION

OF

CORNER GROWTH ACQUISITION CORP. 2

RESOLVED, as a special resolution, that Article 49.10 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

 “49.10 After the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not without the approval of the Company by way of ordinary resolution issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: (i) on the Company’s initial Business Combination or on any other proposal presented to Members prior to or in connection with the completion of an initial Business Combination; or (ii) to approve an amendment to the Memorandum or the Articles to: (x) extend the time the Company has to consummate a business combination beyond 30 months from the closing of the IPO; or (y) amend this Article 49.10.”

B-1

PROXY

CORNER GROWTH ACQUISITION CORP. 2

A Cayman Islands Exempted Company

418 Broadway, #6592

Albany, NY 12207

EXTRAORDINARY GENERAL MEETING

SEPTEMBER 1, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

CORNER GROWTH ACQUISITION CORP. 2

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

SEPTEMBER 1, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 18, 2025, in connection with the special meeting to be held at 2:00 p.m. Eastern Time, on September 1, 2025, virtually, at www.cleartrustonline.com/cgac2, and hereby appoints Hao Tian the attorney and proxy of the undersigned, with power of substitution, to vote all shares of common stock of Corner Growth Acquisition Corp. 2 (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE AUTHORIZED CAPITAL INCREASE PROPOSAL (PROPOSAL 1), “FOR” THE ARTICLE 49.10 AMENDMENT PROPOSALS (PROPOSAL 2), AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on September 1, 2025: This notice of meeting and the accompany proxy statement are available at www.cleartrustonline.com/cgac2.

Proposal 1 — Authorized Capital Increase Proposal	FOR	AGAINST	ABSTAIN

Approve the amendment of the Company’s amended and restated memorandum of association to increase the authorized capital from  (a) US $33,100 divided into 300,000,000 Class A ordinary shares of par value US $0.0001 each (“Class A Shares”), 30,000,000 Class B ordinary shares of par value US $0.0001 each (“Class B Shares”) (the Class A Shares and Class B Shares referred to together as the “Ordinary Shares”) and 1,000,000 preference shares of par value US $0.0001 each (“Preference Shares”) to (b) US $85,000 divided into 600,000,000 Class A Shares of par value US $0.0001 each, 30,000,000 Class B Shares of par value US $0.0001 each, and 220,000,000 Preference Shares of par value US $0.0001 each.

	☐	☐	☐
Proposal 2 — Bonus Shares Issuance Proposal	FOR	AGAINST	ABSTAIN

Approve the ordinary resolution authorizing, empowering and directing the directors of the Company to issue forty-nine (49) Ordinary Shares (“Bonus Shares”) in respect of each of the Company’s outstanding Ordinary Shares (including those underlying outstanding units), with such Bonus Shares issued within the same class and with the same rights and obligations as the Ordinary Shares with respect to which they are issued (the “Bonus Shares Issuance”), to be funded out of the Company’s share premium account or such other funds as the directors may determine.

	☐	☐	☐
Proposal 3 — Article 49.10 Amendment Proposal	FOR	AGAINST	ABSTAIN

Approve the amendment of the Company’s amended and restated memorandum and articles of association to delete in its entirety existing Article 49.10 and replace it with the amended and restated Article 49.10 as set forth in the Proxy Statement to which this proxy relates.

	☐	☐	☐
Proposal 4 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the extraordinary general meeting to a later date or dates, if the Company determines that additional time is necessary to approve the Fundamental Proposals.	☐	☐	☐

Dated: ________________________, 2025

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CLEARTRUST, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, ‘FOR’ THE PROPOSALS SET FROT H IN PROPSAL 2, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.